UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2006

iPCS, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51844	36-4350876
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

1901 North Roselle Road, Schaumburg, Illinois	60195
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 885-2833

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.”

On May 10, 2006, the Registrant reported financial results for the first quarter of 2006 ended March 31, 2006.

The press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.

99.1  Press Release by iPCS, Inc., dated May 10, 2006, reporting financial results for the first quarter of 2006 ended March 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPCS, Inc.

Date: May 10, 2006
	By:	/s/ Stebbins B. Chandor, Jr.
Name: Stebbins B. Chandor, Jr.
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99.1  Press Release by iPCS, Inc., dated May 10, 2006, reporting financial results for the first quarter of 2006 ended March 31, 2006.